                                                                   EXHIBIT 10.81

                           INDEMNIFICATION AGREEMENT

      This INDEMNIFICATION AGREEMENT (the "Agreement") is made and entered into as of _______, 2001 (the "Effective Date") by and between MTI Technology Corporation, a Delaware corporation (the "Company"), and Franz Cristiani (the "Indemnitee").

      WHEREAS, it is essential to the Company to retain and attract as directors the most capable persons available:

      WHEREAS, Indemnitee is a director of the Company;

      WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors of public companies in today's environment; and

      WHEREAS, the Company's Bylaws (the "Bylaws") require the Company to indemnify and advance expenses to its officers to the fullest extent permitted by law, and the Indemnitee has agreed to serve as a director of the Company in part in reliance on the Bylaws;

      WHEREAS, in recognition of Indemnitee's need for (i) substantial protection against personal liability based on indemnitee's reliance on the Bylaws, (ii) specific contractual assurance that the protection promised by the Bylaws will be available to Indemnitee, regardless of, among other things, any amendment to or revocation of the Bylaws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company, and (iii) an inducement to provide effective services to the Company as a director thereof, the Company wishes to provide for the indemnification of Indemnitee and to advance expenses to Indemnitee to the fullest extent permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, to provide for the continued coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

      NOW, THEREFORE, in consideration of the premises contained herein and of Indemnitee continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties hereto agree as follows:

      1.    CERTAIN DEFINITIONS:

            (a) "Affiliate": any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

            (b)   "Change in Control": shall be deemed to have occurred if

                  (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (b) a

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corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (c) any current beneficial stockholder or group, as defined by Rule 13d-5 of the Exchange Act, including the heirs, assigns and successors thereof of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act, of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, hereafter becomes the "beneficial owner," as defined in Rule 13d-3 under of the Exchange Act, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company's then outstanding Voting Securities, or

                  (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or

                  (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one transaction or a series of transactions, of all or substantially all of the Company's assets.

            (c) "Expense": includes attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding relating to any Indemnifiable Event.

            (d) "Indemnifiable Event": any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was an officer of the Company, or while an officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise or by reason of anything done or not done by Indemnitee in any such capacity.

            (e) "Potential Change in Control": shall be deemed to have occurred if

                  (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control.

                  (ii) any person, including the Company, publicly announces an intention to take or to consider taking actions which if consummated would constitute a Change in Control.

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                  (iii) any person, other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity, (y) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (z) any current beneficial stockholder or group, as defined by Rule 13d-5 of the Exchange Act. holding in excess of fifty percent (50%) of the combined voting power of the Company's outstanding securities, including the heirs, assigns and successors thereof of beneficial ownership, within the meaning of Rule 13d-3 of the Exchange Act. of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities, hereafter becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by five percent (5%) or more over the percentage so owned by such person on the date hereof, or

                  (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

            (f) "Proceeding": any threatened, pending or completed action, suit or proceeding, or any inquiry, hearing or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative or other.

            (g) "Reviewing Party": any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board (including the special, independent counsel referred to in Section 3) who is not a party to the particular Proceeding with respect to which Indemnitee is seeking Indemnification.

            (h) "Voting Securities": any securities of the Company which vote generally in the election of directors.

      2.    AGREEMENT TO INDEMNIFY.

            (a) In the event Indemnitee was, is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee to the fullest extent permitted by law, as soon as practicable but in any event no later than thirty (30) days after written demand is presented to the Company, against any and all Expenses, judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties or amounts paid in settlement) of such Proceeding and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, including the creation of the Trust pursuant to Section 4 hereof. Notwithstanding anything in this Agreement to the contrary and except as provided in Section 5. Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or

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any director or officer of the Company unless the Company has joined in or consented to the initiation of such Proceeding. If so requested by Indemnitee, the Company shall advance, within ten (10) business days of such request, any and all Expenses to Indemnitee (an "Expense Advance"); provided, however, that such Expenses shall be advanced only upon delivery to the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company.

            (b) Notwithstanding the foregoing, (i) the obligations of the Company under Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which the special, independent counsel referred to in Section 3 hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and
(ii) the obligation of the Company to make an Expense Advance pursuant to
Section 2(a) shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control, the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control, other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control, the Reviewing Party shall be the special, independent counsel referred to in Section 3 hereof. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation in any court in the States of California or Delaware having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

      3. CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company, other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control, then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by the Company, which approval shall not be unreasonably withheld. Such special, independent

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counsel shall not have otherwise performed services for the Company or the Indemnitee, other than in connection with such matters, within the last five (5) years. Such independent counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or the engagement of special, independent counsel pursuant hereto.

      4. ESTABLISHMENT OF TRUST. In the event of a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a trust for the benefit of the Indemnitee (the "Trust") and from time to time upon written request of Indemnitee shall fund such Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for and defending any Proceeding relating to an Indemnifiable Event, and any and all judgments, fines, penalties and settlement amounts of any and all Proceedings relating to an Indemnifiable Event from time to time actually paid or claimed, reasonably anticipated or proposed to be paid. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party, in any case in which the special, independent counsel referred to above is involved. The terms of the Trust shall provide that upon a Change in Control (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee. (ii) the trustee shall advance, within ten (10) business days of a request by the Indemnitee, upon Indemnitee's having made the undertaking required under Section 2(a) hereof, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 2(b) of this Agreement),
(iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in such Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The trustee shall be chosen by the Indemnitee. Nothing in this
Section 4 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local and foreign tax purposes.

      5. INDEMNIFICATION FOR EXPENSES INCURRED IN ENFORCING THIS AGREEMENT. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees), and, if requested by Indemnitee, shall, within ten (10) business days of such request, advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or relating to indemnification for Indemnifiable Events and/or (ii) recovery under any directors' and officers'

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liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be. Expenses shall be advanced, however, only upon delivery to the Company of an undertaking by or on behalf of the Indemnitee to repay such amount if it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company.

      6. PARTIAL INDEMNITY. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of a Proceeding but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Proceedings relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

      7. DEFENSE TO INDEMNIFICATION, BURDEN OF PROOF AND PRESUMPTIONS. It shall be a defense to any action brought by the Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that the Indemnitee has not met the standards of conduct that make it permissible under the Delaware General Corporation Law for the Company to indemnify the Indemnitee for the amount claimed. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder the burden of proving such right to indemnification shall be on the Indemnitee. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action by the Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

      8. NON-EXCLUSIVITY. The rights of the Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Certificate of Incorporation or Bylaws or the Delaware General Corporation Law or otherwise; provided, however, that this Agreement shall supersede any prior indemnification by agreement between the Company and the Indemnitee. To the extent that a change in the Delaware General Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Certificate of Incorporation and Bylaws and this

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Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change.

      9. LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance. Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

      10. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

      11. AMENDMENT OF THIS AGREEMENT. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

      12. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

      13. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

      14. SETTLEMENT OF CLAIMS. The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Company's written consent. The Company shall not settle any action or claim in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

      15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any

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direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director or officer of the Company or of any other enterprise at the Company's request.

      16. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      17. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such State without giving effect to the principles of conflicts of laws.

      18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      19. NOTICES. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to the Company at:

                                    MTI Technology Corporation
                                    4905 East La Palma Avenue
                                    Anaheim, California 92807
                                    Attention: Corporate Secretary

and to Indemnitee at:

                                    _____________________________
                                    _____________________________
                                    _____________________________
                                    Attention: Franz Cristiani

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      Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day first set forth above.

                                            MTI TECHNOLOGY CORPORATION

                                            By: /s/ Dale Wight
                                                --------------------------------
                                                Dale Wight
                                                Chief Financial Officer

                                                --------------------------------
                                                Franz Cristiani
                                                Indemnitee

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      Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day first set forth above.

                                            MTI TECHNOLOGY CORPORATION

                                            By: /s/ Dale Wight
                                                --------------------------------
                                                Dale Wight
                                                Chief Financial Officer

                                                /s/ Franz Cristiani
                                                --------------------------------
                                                Franz Cristiani
                                                Indemnitee

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